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                                                                    EXHIBIT 10.8


                                  SAVINGS PLAN

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                                  THE PRINCIPAL
                                 FINANCIAL GROUP
                                  PROTOTYPE FOR
                                  SAVINGS PLANS



                    THIS PLAN IS A 401(K) PROFIT SHARING PLAN




                            ADOPTION AGREEMENT - PLUS



                            IRS SERIAL NO.: D347609B

                        ADOPTION AGREEMENT PLAN NO.: 001
                       TO BE USED WITH BASIC PLAN NO.: 03

                           APPROVED: OCTOBER 26, 1992

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                                TABLE OF CONTENTS

A.    ADOPTION AGREEMENT...................................................    1

B.    EMPLOYER.............................................................    1

C.    PLAN NAME............................................................    1

D.    EFFECTIVE DATE.......................................................    1

E.    YEARLY DATE..........................................................    2

F.    FISCAL YEAR..........................................................    2

G.    NAMED FIDUCIARY......................................................    2

H.    PLAN ADMINISTRATOR...................................................    2

I.    PREDECESSOR..........................................................    3

J.    ELIGIBLE EMPLOYEE....................................................    4

K.    ENTRY REQUIREMENTS...................................................    5

L.    ENTRY DATE...........................................................    7

M.    PAY..................................................................    7

N.    ELECTIVE DEFERRAL CONTRIBUTIONS......................................    9

O.    MATCHING CONTRIBUTIONS...............................................   10

P.    OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES.........................   12

Q.    NET PROFITS AND CONTRIBUTION REQUIREMENTS............................   15

R.    CONTRIBUTION MODIFICATIONS...........................................   17

S.    VOLUNTARY CONTRIBUTIONS..............................................   18

T.    INVESTMENT...........................................................   18

U.    VESTING PERCENTAGE...................................................   21

V.    VESTING SERVICE......................................................   22

W.    WITHDRAWAL BENEFITS..................................................   24

X.    RETIREMENT AND THE START OF BENEFITS.................................   25

Y.    FORMS OF DISTRIBUTION................................................   27

Z.    ADOPTING EMPLOYERS...................................................   28

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A.   Select (1) or (2).

1)   If selected, check (a) or (b). If this Plan is a restatement, check (b).


     b)  If selected, fill in the restatement date.


2)   If selected, fill in the amendment number and date.


B.   Fill in exact, legal name.



C.   For example: ABC, Inc. Savings Plan.



D. Fill in the date your Prior Plan started if this Plan is a restatement. If this Plan Is new, use the first day of the first Plan Year.



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THE PRINCIPAL FINANCIAL GROUP PROTOTYPE FOR SAVINGS PLANS

ADOPTION AGREEMENT - PLUS

Use black ink to complete the Adoption Agreement.

     A.   This ADOPTION AGREEMENT is

          1) [X] the Employer's first adoption of The Principal Financial Group Prototype for Savings Plans. Together with THE PRINCIPAL FINANCIAL GROUP PROTOTYPE BASIC SAVINGS PLAN, it constitutes

               a)   [ ] a new plan.

               b) [X] a restatement of an existing plan (and trust). That plan was qualifiable under 401(a) of the Internal Revenue Code. The provisions of this restatement are effective on July 1, 2000. This is the RESTATEMENT DATE.

          2) [ ]Amendment No. _______________ to the Plan. It replaces all prior amendments to the Plan and the first Adoption Agreement. The provisions of this amendment are effective on _______________
               _________________.

     B. The terms we, us and our, as they are used in this Plan, refer to the EMPLOYER.

          We, Synaptics, Inc.___________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________




          are the Employer.

     C.   The PLAN'S NAME is Synaptics, Inc. 401(k) Savings Plan _______________

          ______________________________________________________________________

          ______________________________________________________________________


     D. Our retirement plan became effective on July 1, 1991. This is the EFFECTIVE DATE.



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E.   Fill in Effective Date and check (1), (2) or (3).


2)   The first Plan Year is short.

3)   A later Plan Year is short.

(b)  First day of short year (use same month and day as in (a)).

(c)  First day of new Plan Year.



1)   Principal Life Insurance Company may not be named.



1)   Principal Life Insurance Company may not be named.


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     E.   The YEARLY DATE Is the first day of each Plan Year. The Yearly Date is
          July 1, 1991 and

          1)   [ ] the same day of each following year.

          2)   [X] each following January 1 (month and day).

          3)   [ ](a) each following ________________________________ (month and day) through (b) ________________________________________________
               and (c) each following _______________________________ (month and day).

          If the first date in Item E is after the Effective Date, Yearly Dates, before the first date in Item E above, shall be determined under the provisions of the Prior Plan (Plan) before that date.

     F. The FISCAL YEAR is our taxable year and ends on June 30 (month and day).

     G.   We are the NAMED FIDUCIARY, unless otherwise specified in (1) below.

          1)   [ ]______________________________________________________________
               is the Named Fiduciary.

     H. We are the PLAN ADMINISTRATOR, unless otherwise specified in (1) below.

          1)   [ ]______________________________________________________________
               is the Plan Administrator. The address, phone number and tax filing number of the Plan Administrator are the same as the Employer's unless otherwise specified below.

               Address:_________________________________________________________

               _________________________________________________________________

               _________________________________________________________________


               Phone No.:_______________________________________________________

               Tax Filing No.:__________________________________________________



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I.   Select any items below which apply.


1) If this Plan is a continuation of a plan of a Predecessor employer, service with that Predecessor must be treated as service with you.




b)   Exact, legal name(s).





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     I.   A PREDECESSOR employer is a firm of which we were once a part or a firm absorbed by us because of a change of name, merger, acquisition or a change of corporate status.

          1) [ ] A Predecessor is deemed to be the Employer for purposes of determining:

               a)   [ ] Entry Service.

               b)   [ ] Vesting Service.

               c) [ ] Hours of Service required to be eligible for an Employer Contribution.

               d)   [ ] Pay.

          2) [ ] Service with or pay from a Predecessor shall be counted only if service continued with us without interruption. This item shall not apply if this Plan is a continuation of a plan of that Predecessor.

          3) [ ] Service with or pay from a Predecessor shall include service or pay while a proprietor or partner. (If this item is not checked, such service or pay shall not be counted.)

          4) [ ] Service with or pay from a Predecessor shall be counted only as to a Predecessor which

               a)   [ ] maintained a qualified pension or profit sharing plan
                    (or)

               b)   [ ] is named below:

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________




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J.   Select (1) or (2). Use Item Z to identify the Controlled Group and
     Affiliated Service Group members whose Employees may participate in the Plan.

2) If selected, check the requirements in (a), (c), (d) and (e) below which apply.

a)   Select any employment classifications below which apply.



B.   Bargaining unit's name.



B.   Bargaining unit's name.



b)   If more than one employment classification is selected in (a), check (i) or
     (ii).



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     J.   An ELIGIBLE EMPLOYEE is

          1)   [ ] an Employee of ours or of an Adopting Employer listed in Item
               Z.


          2) [X] an Employee of ours or of an Adopting Employer listed in item Z provided the Employee meets the requirement(s) selected below.


               a)   [X] Employed in the following employment classification:

                    i)   [ ] Paid on a salaried basis.

                    ii)  [ ] Paid on a commission basis.

                    iii) [ ] Paid on an hourly rate basis.

                    iv)  [ ] Represented for collective bargaining purposes by

                         A.   [ ] any bargaining unit.

                         B.   [ ] ______________________________________________

                         _______________________________________________________

                         _______________________________________________________

                         _______________________________________________________


                    v) [X] Not represented for collective bargaining purposes by

                         A. [X] any bargaining unit for which retirement benefits have been the subject of good faith bargaining between Employee representatives and us.

                         B.   [ ]_______________________________________________

                         _______________________________________________________

                         _______________________________________________________


               b) If more than one employment classification is selected, the Employee must meet

                    i) [ ] each one of the employment classifications selected above.

                    ii) [ ] any one of the employment classifications selected above.




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c)   If selected, check (i), (ii) or both.




1)   Select (a) or (b).


b) If selected, check (i) or (ii). Up to 1 year may be used (6 months if Entry Date is Yearly Date).

ii)  If selected, fill in numerator of fraction (e.g. 6/12 for half a year).

2)   Select (a) or (b). (Use only if service is required for entry.)



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               c)   [ ] Not covered under any other qualified

                    i)   [ ] profit sharing plan (or)

                    ii)  [ ] pension plan

                    to which we contribute.

               d) [ ] Employed at the following location or divisions or in the following positions:

               _____________________________________________________

               _____________________________________________________

               _____________________________________________________


               e) [ ] Not employed at the following location or divisions or in the following positions:

               _____________________________________________________

               _____________________________________________________

               _____________________________________________________


     K.   ENTRY REQUIREMENTS

          1)   SERVICE REQUIRED to become an Active Member:

               a)   [X] Service is not required.

               b)   [ ] The minimum Entry Service required is

                    i)   [ ] 1 (one) whole year.



                    ii)  [ ] /12 of a year.

                    Note: If a fractional part of a year is required, the Hours Method may not be used to determine Entry Service.

          2) ENTRY SERVICE, subject to the provisions of Plan Section 1.02, shall be determined as follows:

               a) [ ] ELAPSED TIME METHOD. Entry Service is the total of an Employee's countable Periods of Service without regard to Hours of Service.




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b)   Only available if one year is used in K(1)above.


i)   Optional reduced Hours of Service requirement.

ii)  Optional crediting of Entry Service before Entry Service Period ends.




A.   Optional Entry Service Period, continues on employment anniversaries.



A. Optional Hours of Service requirement. Fill in up to 500 hours but less than hours required for year of Entry Service.

3)   Select (a) or (b).


b)   Not over age 21 (20 1/2 if Entry Date is Yearly Date).

4)   This waiver applies only on the date you fill in.


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               b)   [ ] HOURS METHOD. A year of Entry Service is an Entry
                    Service Period which has ended and in which an Employee has 1,000 Hours of Service, unless a lesser number is specified in (i) below.

                    i)   [ ] ________ Hours of Service.


                    ii) [ ] A year of Entry Service shall be credited before the end of the Entry Service Period if the Employee has the number of Hours of Service specified above.

                    iii) An ENTRY SERVICE PERIOD is the 12-consecutive month
                         period beginning on an Employee's Hire Date and each following 12-consecutive month period ending on the last day of the Plan Year, Including the 12-consecutive month period ending on the last day of the first Plan Year alter his Hire Date, unless otherwise specified in
                         A. below. (See Plan Section 1.02 for the crediting of Entry Service during the first two periods.)

                         A. [ ] An Entry Service Period is the 12-consecutive month period beginning on an Employee's Hire Date and each following 12-consecutive month period beginning on an anniversary of that Hire Date.

                    iv) An ENTRY BREAK in service, when the Hours Method is used, is an Entry Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Entry Service, unless otherwise specified in A. below.

                         A.   [ ] ________ or fewer Hours of Service.



          3)   AGE REQUIRED to become an Active Member:

               a)   [ ] A minimum age is not required.

               b)   [X] The Employee must be 21 or older.


          4) [ ] The requirement(s) for entry checked below shall be waived on _______________, ________. This date shall be an Entry Date if the Eligible Employee has met all the other entry requirements.

               a)   [ ] Service requirement.

               b)   [ ] Age requirement.



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L.   Select one of the following dates.



4) If selected, age and service required in Item K can't be over age 20 1/2 or more than 6 months, respectively.



a)   Optional 415 (c)(3) definition of Pay.

b)   Optional W-2 definition of Pay.

2)   Optional provision to continue old definition until 1993 Limitation Year.




4)   Optional provision to continue old definition until 1993 Plan Year.


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     L.   ENTRY DATE. An Eligible Employee may enter the Plan as an Active
          Member on the earliest

          1)   [X] Monthly Date,

          2)   [ ] Semi-yearly Date,

          3)   [ ] Quarterly Date,

          4)   [ ] Yearly Date,

          5)   [ ] date,

          on or after the date this Plan became effective, on which he meets all the entry requirements. This date is his ENTRY DATE.

     M.   PAY

          1) COMPENSATION for purposes of Plan Section 3.06 is as defined therein, under Information required to be reported under Code Sections 6041 and 6051 (Wages, Tips and Other Compensation Box on Form W-2), which is actually paid or made available by us for the Limitation Year, unless otherwise specified in (a) or (b) below.

               a) [ ] 415 safe-harbor compensation as defined in Plan Section 3.06.

               b) [ ] Code Section 3401(a) wages (wages for purposes of income tax withholding) as defined in Plan Section 3.06.

          2) [ ] The definition of Compensation above shall apply on and after the 1993 Limitation Year. The definition of Compensation on any date before the 1993 Limitation Year shall be determined in accordance with the provisions of the Prior Plan.

          3) PAY for purposes of Plan Section 1.02 is the same as compensation for purposes of Plan Section 3.06 as specified in (1) above.

          4) [ ] The definition of Pay in this Item M shall apply on and after the first Yearly Date in 1993. The definition of Pay on any date before the first Yearly Date in 1993 shall be determined in accordance with the provisions of the Prior Plan.



                                       7
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5)   Safe harbor fringe benefit exclusion.



a)   Optional provision to exclude fringe benefits for all purposes.




a)   Optional Pay Year.


Select any modifications below which apply.


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          Pay shall include elective contributions. Elective contributions are amounts excludable from the gross income of the Employee under Code Sections 125,402(a)(8), 402(h) or 403(b), and contributed by us, at the Employee's election, to a code Section 401 (k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity. Elective contributions also include Pay deferred under a Code Section 457 plan maintained by us and Employee contributions "picked up" by a governmental entity and, pursuant to Code Section 414(h)(2), treated as our contributions.

          5) For purposes of Elective Deferral Contributions only Pay shall not include reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, and welfare benefits, unless otherwise specified in
               (a) below.

               a) [ ] Pay for all purposes under the Plan shall not include reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, and welfare benefits.

          6) ANNUAL PAY is, on any given date, an Employee's Pay for the latest Pay Year ending on or before that date.

          7) The PAY YEAR is the one-year period ending on the last day of each Plan Year, unless a different Pay Year is specified in (a) below.

               a) [ ] The one-year period ending on each _______________, (month and day).

          Pay is modified as follows:

          8)   [ ] An Employee's Annual Pay over $________ shall be excluded.

          9) [ ] If a Member's Entry Date occurs after _______________, Pay before such Entry Date shall be excluded.



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10)  Optional exclusions.



h)   Specify type of special pay excluded



1) Optional effective dates for elective deferral agreements. If selected, check (a), (b), (c) or (d).


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          Item (10) shall apply to the Pay used for purposes of determining the allocation or amount of specified Contributions. Item (10) shall not apply to the Pay used for purposes of determining the allocation of Contributions if an Integration Level is used to determine the allocation of Contributions.

          10)  [ ] Pay for purposes of determining the allocation or amount of

               a)   [ ] All Employer Contributions

               b)   [ ] Elective Deferral Contributions

               c)   [ ] Additional Contributions

               d)   [ ] Discretionary Contributions

               excludes

               e)   [ ] bonuses

               f)   [ ] commissions

               g)   [ ] overtime pay

               h)   [ ] other special pay ______________________________________

                    ____________________________________________________________

          Item (11) shall only apply to the Pay used for purposes of determining excess amounts under Plan Section 3.07.

          11) [ ] Pay shall include only amounts received while an Active Member of the Plan for the period described in Plan Section 3.07.

     N. ELECTIVE DEFERRAL CONTRIBUTIONS for a Member are equal to a portion of Pay as specified in the written elective deferral agreement. An Employee who is eligible to participate in the Plan may file an elective deferral agreement with us. The elective deferral agreement to start Elective Deferral Contributions may be effective on a Member's Entry Date (Reentry Date, if applicable) or any following Semi-yearly Date, unless otherwise specified in (1) below.

          1) [X] Following a Member's Entry Date (Reentry Date, if applicable), a Member's elective deferral agreement may become effective on any

               a)   [X] Monthly Date.

               b)   [ ] Quarterly Date.

               c)   [ ] Yearly Date.

               d)   [ ] date.




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2)   Optional minimum.



4) Optional maximum. (Consider using 20% reduced by the amount of other Contributions made for the Member.)


1)   If Item O is selected, check (a) or (b).

a)   Not more than 100%.

i)   Optional minimum percentage.

ii)  Optional maximum percentage. Less than 100%.

2) Optional limit on Elective Deferral Contributions matched. If selected, check (a) or (b). Limit can help meet nondiscrimination tests.

i)   Optional minimum percentage.

ii)  Optional maximum percentage.


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          The Member shall make any change or terminate the elective deferral agreement by filing a new elective deferral agreement. A Member's elective deferral agreement making a change may be effective on any date an elective deferral agreement to start Elective Deferral Contributions could be effective. A Member's elective deferral agreement to stop Elective Deferral Contributions may be effective on any date. The elective deferral agreement must be in writing and effective before the beginning of the pay period in which Elective Deferral Contributions are to start, change or stop. A Member may not defer more than 20% of Pay for the Plan Year. Elective Deferral Contributions shall be limited as needed to meet nondiscrimination tests.

          2)   [ ] ________% of Pay is the minimum Elective Deferral
               Contribution.

          3) [X] Elective Deferral Contributions must be a whole percentage of Pay.

          4)   [X] 25% of Pay is the maximum Elective Deferral Contribution.



     O.   [X] We shall make MATCHING CONTRIBUTIONS.

          1)   The percentage of Elective Deferral Contributions matched is

               a)   [ ] ________%.

               b)   [X] determined by us, but won't be more than 100%.

                    i)   [ ] ________% is the minimum percentage,

                    ii)  [ ] ________% is the maximum percentage.


          2) [X] Elective Deferral Contributions which are over the percentage of Pay below won't be matched.

               a)   [ ] ________%.

               b)   [X] A percentage determined by us.


                    i)   [ ] ________% is the minimum percentage.

                    ii)  [ ] ________% is the maximum percentage.




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3)   If Item O is selected, check (a) or (b).


4) If (3)(a) is selected, this option may be used to adjust the Matching Contributions at the end of the Plan Year.

a)   Optional. Match at end of year only for those meeting requirements in Item
     Q.

b)   If (4) is selected, check (i) or (ii).

i)   Not more than 100%.


A.   Optional minimum percentage.

B.   Optional maximum percentage. Less than 100%.

c) Optional limit on Elective Deferral Contributions matched if (4) is selected. If selected, check (i) or (ii). Limit will help meet nondiscrimination tests.

A.   Optional minimum percentage.

B.   Optional maximum percentage.


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          3)   Matching Contributions are made

               a)   [ ] as Elective Deferral Contributions are made.

               b) [X] at the end of the Plan Year for Members meeting the requirements in Item Q.

          4) [ ] At the end of the Plan Year we may make more Matching Contributions for Members who made Elective Deferral Contributions. Our total Matching Contributions for the Plan Year shall be made as specified below.

               a) [ ] The Matching Contributions made at the end of the Plan Year shall only be made for those meeting the requirements in Item Q.

               b)   The percentage of Elective Deferral Contributions matched is

                    i)   [ ] ________%.

                    ii)  [ ] determined by us, but won't be more than 100%.

                         A.   [ ] ________% is the minimum percentage.

                         B.   [ ] ________% is the maximum percentage.

               c) [ ] Elective Deferral Contributions which are over the percentage of Pay below won't be matched.

                    i)   [ ] ________%.

                    ii)  [ ] A percentage determined by us.

                         A.   [ ] ________% is the minimum percentage.

                         B.   [ ] ________% is the maximum percentage.

5) If selected, Matching Contributions may be tested for nondiscrimination with the Elective Deferral Contributions.

a)   Optional if (5) is selected. Nonhighly Compensated Employees only.

6)   Optional maximum on Matching Contributions.



a)   Optional treatment of forfeitures which relate to excess amounts.



1) These contributions are used in the nondiscrimination tests. If selected, check (a) or (b).

a) Qualified Nonelective Contributions are a set amount. If selected, check the contribution formula, (i) or (ii).

i)   If selected, check A or B.


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          5)   [ ] Matching Contributions are Qualified Matching Contributions.
               Qualified Matching Contributions are 100% vested and subject to the withdrawal restrictions of Code Section 401(k).

               a) [ ] Qualified Matching Contributions shall be made only for Nonhighly Compensated Employees.

          6) [ ] Our Matching Contributions for a Member during any Plan Year shall not be more than $________.

          7) Forfeitures of Matching Contributions which relate to excess amounts as provided in Plan Section 3.07 shall be used to offset our first Contribution after the Forfeiture occurs, unless otherwise specified in (a) below.

               a) [ ] Forfeitures of Matching Contributions which relate to excess amounts as provided in Plan Section 3.07 shall be allocated to those meeting the requirements in Item Q who do not have an excess amount using the allocation formula in P(3)(a) and shall be deemed to be Matching Contributions.

     P.   OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES

          1) [X] QUALIFIED NONELECTIVE CONTRIBUTIONS. Qualified Nonelective Contributions are 100% vested and subject to the withdrawal restrictions of Code Section 401(k).

               a) [ ] We shall make Qualified Nonelective Contributions equal to the following:

                    i)   [ ] PAY FORMULA. An amount equal to

                         A. [ ] ________% of Pay for the pay period for each Member who is an Active Member on the last day of that period.

                         B. [ ] ________% of Annual Pay at the end of the Plan Year for Members who meet the requirements in Item Q.

ii)  If selected, check A or B.


b)   Qualified Nonelective Contributions are determined by you each year.

c)   Optional. Nonhighly Compensated Employees only.

2) These Contributions are a set amount. If selected, check the contribution formula, (a) or (b).

a)   If selected, check (i) or (ii).

b)   If selected, check (i), (ii), (iii) or (iv).




iii) No contribution for paid nonworking hours such as vacation.

iv)  Contribution is made for paid nonworking hours such as vacation.


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                    ii)  [ ] SERVICE FORMULA. An amount equal to

                         A. [ ] $________ for the pay period for each Member who is an Active Member on the last day of that period.

                         B. [ ] $________ at the end of the Plan Year for Members who meet the requirements in Item Q.

               b) [X] Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us. Our Qualified Nonelective Contributions shall be allocated to those meeting the requirements in Item Q using the allocation formula in P(3)(a).


               c) [X] Qualified Nonelective Contributions shall be made only for or allocated only to Nonhighly Compensated Employees.


          2) [ ] We shall make ADDITIONAL CONTRIBUTIONS equal to the following:

               a)   [ ] PAY FORMULA. An amount equal to

                    i) [ ] ________% of Pay for the pay period for each Member who is an Active Member on the last day of that period.

                    ii) [ ] ________% of Annual Pay at the end of the Plan Year for Members who meet the requirements in Item Q.

               b)   [ ] SERVICE FORMULA. An amount equal to

                    i) [ ] $________ for the pay period for each Member who is an Active Member on the last day of that period.

                    ii) [ ] $________ at the end of the Plan Year for Members who meet the requirements in Item Q.

                    iii) [ ] $________ for each Hour of Service he has performed during the pay period for each Member who is an Active Member during the pay period.

                    iv) [ ] $________ for each Hour of Service credited during the pay period for each Member who is an Active Member during the pay period.

3) These contributions are determined by you each year. If selected, check the allocation formula, (a) or (b).





i) Optional percentage. If selected, fill in a percentage up to the Maximum Integration Rate.

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          3)   [X] DISCRETIONARY CONTRIBUTIONS may be made for each Plan Year in an amount determined by us. The amount of our Discretionary Contributions and Forfeitures, if applicable, allocated to a person meeting the requirements in Item Q shall be equal to the following:

               a) [X] PAY FORMULA. An amount equal to our Discretionary Contributions and Forfeitures, if applicable, multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons.

               b) [ ] INTEGRATED FORMULA. An amount equal to a percentage of the person's Annual Pay up to the Integration Level plus a percentage (equal to 2 times the first percentage) of his Annual Pay over the Integration Level. The first percentage shall be the Maximum Integration Rate, unless otherwise specified in (i) below.

                    i) [ ] ________% (If this percentage exceeds the Maximum Integration Rate, the Maximum Integration Rate shall apply.)

                    If our Discretionary Contributions and Forfeitures, if applicable, are not great enough to provide this allocation, the percentage above shall be proportionally reduced.

                    If our Discretionary Contributions and Forfeitures, if applicable, are more than enough to provide the allocation above, any amount remaining shall be allocated in the same manner as provided in the Pay Formula, Item P(3)(a).

                    ii) The MAXIMUM INTEGRATION RATE shall be determined according to the following schedule:

                                                                 INTEGRATION
                         INTEGRATION LEVEL                           RATE
                         100% of TWB                                 5.7%

                         Less than 100%, but more than
                            80% of TWB                               5.4%

                         More than the greater of $10,000
                            or 20% of TWB, but not more than
                            80% of TWB                               4.3%

                         Not more than the greater of
                            $10,000 or 20% of TWB                    5.7%

A.   Optional Dollar amount. Must be less than such taxable wage base

B.   Optional percentage of such taxable wage base. Must be less than 100%,

4)   Not applicable if Vesting Percentage is 100%.

a)   Optional treatment of Forfeitures if P(3) is selected.

b) Optional treatment of Forfeitures if P(3) is not selected, but P(2) is selected.


--------------------------------------------------------------------------------

                         "TWB" means the taxable wage base as in effect on the latest Yearly Date. "Taxable wage base" means the maximum amount of earnings which may be considered for wages for a year under Code Section 3121(a)(1).

                         On any date the portion of the rate of tax under Code
                         Section 3111 (a) (in effect on the latest Yearly Date) which is attributable to old age insurance exceeds 5.7%, such rate shall be substituted for 5.7% and 5.4% and 4.3% shall be increased proportionally.

                    iii) The INTEGRATION LEVEL is the taxable wage base (as
                         defined in (ii) above) as in effect on the latest Yearly Date, unless otherwise specified in A. or B. below,

                         A.   [ ] $________.

                         B.   [ ] ________% of such taxable wage base.

          4) If P(3) is selected, FORFEITURES shall be reallocated to remaining Members and if P(3) is not selected, Forfeitures shall be used to offset our first Contribution made after the Forfeiture is determined, unless otherwise specified in (a) or
               (b) below. If P(3) is selected, Forfeitures shall be allocated with our Discretionary Contributions and deemed to be Discretionary Contributions. (See Plan Section 3.05.)

               a) [ ] Forfeitures shall not be allocated with our Discretionary Contributions, but shall be used to offset our first Contribution made after the Forfeiture is determined.

               b) [ ] Forfeitures shall not be used to offset our first Contribution, but shall be allocated to those meeting the requirements in Item Q using the allocation formula in P(3)(a) and shall be deemed to be Additional Contributions.

     Q.   NET PROFITS AND CONTRIBUTION REQUIREMENTS

          1) Our Contributions shall be made out of our current or accumulated NET PROFITS unless otherwise specified below.

               a) [X] Our Contributions may be made without regard to our current or accumulated Net Profits.

2) If annual contributions are subject to these requirements or if Forfeitures are reallocated (see Items 0(7) and P(4)), select(a), (b), (c) or (d) below. If advanced funding is used, (a) must be checked.

i)   Optional reduced Hours of Service requirement.

i)   Optional reduced Hours of Service requirement.

e)   Optional allocation requirement. Do not use with (a) above.

a)   Optional Accrual Service Period if you use hours in (2) above.


--------------------------------------------------------------------------------

          2) REQUIREMENTS FOR CONTRIBUTIONS. The allocation of our Contributions is subject to the provisions of Article III and
               Article X of the Plan. Our Contributions which are subject to the requirements of this Item Q and Forfeitures shall be allocated as of the last day of the Plan Year to each

               a) [ ] person who was an Active Member at any time during the Plan Year.

               b)   [X] Active Member on that date.

               c) [ ] person who was an Active Member at any time during the Plan Year and who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before that date, unless a lesser number is specified in (i) below.

                    i)   [ ] ________ Hours of Service.

               d) [ ] Active Member on that date who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before that date, unless a lesser number is specified in (i) below.

                    i)   [ ] ________ Hours of Service.

               The allocation requirements in (b), (c) or (d) are modified as follows:

               e) [ ] Our contributions shall also be allocated to each person who was an Active Member at any time during the Plan Year and who has retired, become Totally Disabled, or died.

          3) The ACCRUAL SERVICE PERIOD is the 12-consecutive month period ending on the last day of each Plan Year, unless a different period is specified in (a) below.

               a) [ ] The 12-consecutive month period ending on each ______________________________ (month and day).

2) Fill in last day of the Limitation Year. Normally, the last day of the Plan Year is used. You must match the Limitation Years of all your other plans.

If you or an Employer, as defined in Plan Section 3.06, maintain or ever maintained another qualified plan in which any Member in this Plan is (or was) a member or could become a member, you must complete (3) and (4) of this Item R.

5)   Optional maximum allocation.


d)   Less than 25%.


--------------------------------------------------------------------------------

     R.   CONTRIBUTION MODIFICATIONS

          Contribution Limitations: The Annual Additions for a Member during a Limitation Year shall not be more than the Maximum Permissible Amount. (See Plan Sections 3.06 and 10.05.)

          1) For Limitations Years beginning after December 31, 1991, for purposes of applying the limitations of Plan Section 3.06, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

          2) The LIMITATION YEAR is the 12-consecutive month period ending on each December 31 (month and day).

          3) If the Member is covered under another qualified defined contribution plan maintained by the Employer, as defined in Plan
               Section 3.06, other than a Master or Prototype Plan:

               a) [ ] The provisions of (f) through (k) of Plan Section 3.06 will apply as if the other plan were a Master or Prototype Plan.

               b) [ ] The method described on the attached page shall be used to limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce the Excess Amounts, in a manner which precludes Employer discretion.

          4) If the Member is or has ever been a member in a defined benefit plan maintained by the Employer, as defined in Plan Section 3.06, the method described on the attached page shall be used to satisfy the 1.0 limitation of Code Section 415, in a manner which precludes Employer discretion.

          5)   [ ] The amount of our Contributions for any

               a)   [ ] Plan Year

               b)   [ ] Limitation Year

               allocated to a person meeting the requirements in Item Q shall not be more than (the lesser of)

               c)   [ ] $________ (or)

               d) [ ] ________% of his Annual Pay (Compensation for the Limitation Year if (b) above is selected).

In Years when this Plan is a Top-heavy Plan, special minimum and maximum Contribution provisions apply. Use Items (6) through (9), as needed, to meet the requirements for your plans which are top-heavy or to extend the minimums to other employees or Years. The items you select here override any provisions of
Article X to the contrary.



1)   Select if Voluntary Contributions are permitted.

T.   Select (1) or (2) and complete (3).

1) If selected, fill in the names of all trustees. (Consider naming two or more.) Complete (a) and (b).


--------------------------------------------------------------------------------

          Top-heavy Plan Requirements: The amount and allocation of Contributions shall be subject to the provisions of Article X of the Plan in Years when this is a Top-heavy Plan.

          6) [ ] Key Employees who are Employees on the last day of the Year shall also receive the minimum allocation required in Years when this is a Top-heavy Plan.

          7) [ ] A ________% (not less than 3%) minimum allocation shall apply in Years when this is a Top-heavy Plan.

          8) [ ] The minimum allocation in (6) and (7) above and in Article X shall apply in all Years without regard to whether or not this is a Top-heavy Plan or to the requirements in Item Q.

          9) [ ] The method described on the attached page shall be used to meet the minimum allocation and benefit requirements in Years when this is a Top-heavy Plan, in a manner which precludes Employer discretion.

          Present Value: For purposes of establishing Present Value to compute the Top-heavy Ratio, any benefit shall be discounted only for 7 1/2% interest and mortality according to the 1971 Group Annuity Table
          (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (a) 1974, or (b) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used, unless otherwise specified in (10) and (11) below:

          10)  [ ] Interest rate ________%.

          11)  [ ] Mortality table: ____________________________________________

               _________________________________________________________________


     S. VOLUNTARY CONTRIBUTIONS are not permitted, unless otherwise specified in (1) below.

          1)   [ ] Voluntary Contributions are permitted.


     T.   INVESTMENT


          1) [X] The Plan is trusteed. Plan assets may be invested in an Annuity Contract and other funding vehicle(s).

               We have named the following person(s) to act as TRUSTEE under the
               Trust:

               Russ Knittel
               MaryJo Visneski
               Miriam Watson

a)   If the plan is trusteed, select (i) or (ii).

b)   If the plan is trusteed, select (i) or (ii).


iii) Fill in the person or position authorized to administer the Member loan program. Principal Life Insurance Company may not be used.

iv) Optional minimum loan amount. Fill in up to $1,000. If none is selected, there is no minimum.

v) Optional maximum loan amount. Fill in up to $49,999. If none is selected, the maximum is the lesser of 50% of Vested Account or $50,000, reduced by any loan balance.

vi)  Optional number of outstanding loans.


--------------------------------------------------------------------------------

               a)   LIFE INSURANCE

                    i) [ ] With the Trustee's consent and subject to the limits and provisions of Article IV of the Plan, an Active Member may elect to have his Account applied to purchase life insurance coverage on his life.

                    ii) [X] Life insurance coverage is not provided under this Plan.

               b)   LOANS

                    i)   [ ] The Trustee shall not make a loan to a Member.

                    ii) [X] The Trustee may make a loan to a Member from the Trust Fund, subject to the provisions of Plan Section 5.06.

                    iii) Mary Jo Visneski is the Loan Administrator.

                    iv)  [X] The minimum amount of any loan is $1,000.00

                    v) [ ] The maximum amount of any loan is the lesser of 50% of the Member's Vested Account or $________, reduced by any outstanding loan balance.

                    vi) The number of outstanding loans shall be limited to one, unless otherwise specified in A. or B. below.

                         A.   [ ] The number shall be limited to ______________.

                         B.   [ ] The number shall not be limited.

vii) Optional number of loans approved in any 12-month period.


a)   Select (i), (ii) or (iii).


b)   Select (i), (ii) or (iii).


c)   Select (i), (ii) or (iii).


--------------------------------------------------------------------------------

                       vii) The number of loans approved in a 12-month period
                            shall be limited to one, unless otherwise specified in A. or B. below.

                            A.   [ ] The number shall be limited to ___________.

                            B.   [ ] The number shall not be limited.

               2) [ ] The Plan is not trusteed. Plan assets shall be invested only in an Annuity Contract.

               3) Subject to the provisions of Articles IV and VIIIA of the Plan and the Annuity Contract, the investment of that part of a Member's Account resulting from

                    a) our Contributions other than Elective Deferral Contributions shall be directed by

                         i) [ ] the Member with the Trustee's consent (our consent, if not trusteed).

                         ii)  [X] the Member.

                         iii) [ ] the Trustee (us, if not trusteed).

                    b)   Elective Deferral Contributions shall be directed by

                         i) [ ] the Member with the Trustee's consent (our consent, if not trusteed).

                         ii)  [X] the Member.

                         iii) [ ] the Trustee (us, if not trusteed).

                    c) Member Contributions and Rollover Contributions shall be directed by

                         i) [ ] the Member with the Trustee's consent (our consent, if not trusteed).

                         ii)  [X] the Member.

                         iii) [ ] the Trustee (us, if not trusteed).

1)   Check any other Employer Contributions which are also 100% vested.


2) Select one of the schedules below if some Employer Contributions aren't 100% vested when made.

e) If selected, fill in the percentages. The schedule must provide full (100%) vesting after 5 years of Vesting Service or must at all times be as great as the Vesting Percentage which the schedule in (d) would provide.


--------------------------------------------------------------------------------

     U. VESTING PERCENTAGE is used to determine the nonforfeitable percentage of a Member's Account resulting from our Contributions.

          The Vesting Percentage for a Member who is an Employee on the date he reaches Normal Retirement Age, meets the requirement(s) for Early Retirement Date, becomes Totally Disabled or dies, whichever occurs first, shall be 100% on such date.

          1) Fully Vested Contributions. Elective Deferral Contributions are 100% vested. Qualified Matching Contributions and Qualified Nonelective Contributions are 100% vested. The following Employer Contributions are also 100% vested at all times.

               a)   [ ] All other Employer Contributions.

               b)   [ ] Additional Contributions.

               c)   [ ] Matching Contributions

               d)   [ ] Discretionary Contributions.

          2) A Member's Account resulting from our Contributions which are not 100% vested is subject to the Vesting Percentage determined below.

             Vesting
             Service                        Vesting Percentage

                            (a)        (b)          (c)          (d)        (e)
                            [ ]        [ ]          [ ]          [ ]        [X]

              Less
             than 1          0          0            0            0         0.00
                                                                           ------

                1            0          0            0            0         25.00
                                                                           ------

                2            0         20            0            0         50.00
                                                                           ------

                3           100        40            0           20         75.00
                                                                           ------

                4                      60            0           40        100.00
                                                                           ------

                5                      80           100          60
                                                                           ------

                6                      100                       80
                                                                           ------

                7                                                100
                                                                           ------

A Member's Vesting Percentage determined above shall never be reduced in later years. If this Plan is or ever has been a Top-heavy Plan, the minimum vesting provisions of Article X shall apply.

V. Select (1) or (2). (Don't use this item if all Employer Contributions are fully vested and Early Retirement Date is not based on Vesting Service.)

Use (a), (b) or both only if the method of crediting service has changed. The Plan must use either the Elapsed Time Method or the Hours Method after the date the Plan became subject to ERISA.

a)       Optional reduced Hours of Service.




i)       Optional Vesting Service Period.


ii)      Optional Vesting Service Period with changes.

B.       Month and day used in A. and last year this period is used.

C.       Month and day on which new period ends.


--------------------------------------------------------------------------------

V. VESTING SERVICE, subject to the provisions of Plan Section 1.02, shall be determined as follows:

         1) [X] ELAPSED TIME METHOD. Vesting Service is the total of an Employee's countable Periods of Service without regard to Hours of Service.

                  a) [ ] The Elapsed Time Method is used to determine service on and after ____________________,
                           _______________.

                  b) [ ] The Elapsed Time Method is used to determine service before ____________________, _______________.

         2) [ ] HOURS METHOD. A year of Vesting Service is a Vesting Service Period in which an Employee has 1,000 Hours of Service, unless a lesser number is specified in (a) below.




                  a)       [ ] ________ Hours of Service.

                  b) A VESTING SERVICE PERIOD is the 12-consecutive month period ending on the last day of each Plan Year, unless otherwise specified in (i) or (ii) below.

                           i)       [ ] The 12-consecutive month period ending
                                    on each
                                    _______________________________________
                                    (month and day).

                           ii) [ ] The 12-consecutive month period ending on

                                    A. each ________________________________
                                    (month and day) through

                                    B. _________________________________________
                                    and

                                    C. each following _______________________
                                    (month and day).

i) Optional Hours of Service requirement. Fill in up to 500 hours, but less than hours required for year of Vesting Service.

d)       and e). See comment for V(1)(a) and (b).

Select any modifications below which apply. If the Hours Method is used, any date you use should be the first day of a service period.

a) Not available for service after the date the Plan became subject to ERISA.


4)       If selected, fill in a date on or before the Effective Date.

5)       Not over age 18.


--------------------------------------------------------------------------------

                  c) A VESTING BREAK in service, when the Hours Method is used, is a Vesting Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Vesting Service, unless otherwise specified in (i) below.

                           i) [ ] ________ or fewer Hours of Service.



                  d) [ ] The Hours Method is used to determine service on and after _________________________, _______________.

                  e) [ ] The Hours Method is used to determine service before _________________________, _______________.

         Vesting Service is modified as follows:

         3)       [ ] Service before ________________________, _______________.

                  a) [ ] is the total of an Employee's countable service with us, expressed in whole years and fractional parts of a year (counting a partial month as a complete month).

                  b) [ ] shall be determined under the provisions of the Plan in effect on the day before that date.

         4)       [ ] Service before ________________________, _______________
                  shall not be counted.

         5) [ ] Service before an Employee attains age ________ shall not be counted. (If the Hours Method is used, service during the Vesting Service Period in which he attains this age shall not be excluded because of this item.)

a) Optional frequency for withdrawal of Voluntary Contributions. If selected, check (i) or (ii).

2)       Optional 401 (k) hardship withdrawal.

a)       Optional restriction on hardship withdrawal.

3)       Optional withdrawal after age 59 1/2.

a)       Optional frequency for withdrawal after age 59 1/2. If selected, check
         (i) or (ii).

4) Optional withdrawal after 5 years as an Active Member. Must have Matching Contributions that are not qualified, Additional Contributions or Discretionary Contributions. If selected, check (a), (b), (c) or
         (d).


--------------------------------------------------------------------------------

W.    WITHDRAWAL BENEFITS

      1) A Member may withdraw, in a single sum, any part of his Vested Account resulting from Voluntary Contributions. A Member may make only two such withdrawals in any twelve-month period, unless otherwise specified in (a) below.

            a)    [ ] A Member may make

                  i)    [ ] such a withdrawal at any time.

                  ii) [ ] only _______________ such withdrawal(s) in any twelve-month period.

      2) [X] Unless otherwise specified in (a) below, a Member may withdraw any part of his Vested Account which does not result from Voluntary Contributions, Qualified Matching Contributions or Qualified Nonelective Contributions in the event of undue financial hardship. Withdrawals from the Member's Account resulting from Elective Deferral Contributions shall be limited to the amount of the Member's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988). The withdrawal is subject to the provisions of Plan Section 5.05.

            a) [ ] Such withdrawal shall be limited to the amount of the Member's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988).

      3) [X] A Member may withdraw any part of his Vested Account which does not result from Voluntary Contributions at any time after he attains age 59 1/2. A Member may make only two such withdrawals in any twelve-month period, unless otherwise specified in (a) below.

            a)    [ ] A Member may make

                  i)    [ ] such a withdrawal at any time.

                  ii) [ ] only _______________ such withdrawal(s) in any twelve-month period.

      4) [ ] A percentage of a Member's Vested Account which does not result from Voluntary Contributions, Elective Deferral Contributions, Qualified Matching Contributions or Qualified Nonelective Contributions may be withdrawn after he has been an Active Member for at least five (5) years.

            The percentage which may be withdrawn is

            a)    [ ] 25%

            b)    [ ] 25% or 50%, as he requests.

1) Normal Retirement Age may not exceed any mandatory retirement age imposed by you on your Employees. Must use (a) or (b) if mandatory age is younger than 65.

a)    Optional Normal Retirement Age. Fill in age younger than 65.

b)    Optional Normal Retirement Age. Select (i) or (ii) and fill in up to age
      65.

i)    Fill in up to 5 years.

ii)   Fill in up to 5 years.

iii) Optional maximum Normal Retirement Age if (b) is selected. Fill in up to age 70.


--------------------------------------------------------------------------------

            c)    [ ] 25%, 50% or 75%, as he requests.

            d)    [ ] any percentage up to ________%, as he requests.

            A Member shall not make another withdrawal under this item until he has been an Active Member for at least five (5) years since his last withdrawal.

      Note: Withdrawals are subject to the qualified election procedures of
      Article VI.

X.    RETIREMENT AND THE START OF BENEFITS

      1) NORMAL RETIREMENT AGE is the age at which the Member's Account shall become nonforfeitable if he is an Employee. A Member's Normal Retirement Age is age 65, unless otherwise specified in (a) or (b) below.


            a)    [ ] Age ________.

            b)    [X] The older of age 60 or his age on the


                  i) [X] date 4 years after the first day of the Plan Year in which his Entry Date occurred.

                  ii) [ ] earlier of the date ________ years after his Hire Date or the date 5 years after the first day of the Plan Year in which his Entry Date occurred.

                  iii) [ ] A Member's Normal Retirement Age shall not be older than age ________.

            c) [ ] A Member's Normal Retirement Age shall not be older than normal retirement age under the Plan on the day before any change in the Normal Retirement Age provisions, if he was a Member on such date.

2)    Select (a) or (b).

a) If selected, check and complete any requirements below which apply. An Employee's Account is 100% vested when the requirements are met.

3)    Optional modification of the start of benefits. Check (a) or (b).

i)    Optional. Restriction does not apply to Elective Deferral Contributions.

b)    If selected, check (i) or (ii).


--------------------------------------------------------------------------------

      2)    EARLY RETIREMENT DATE

            a) [X] Early Retirement Date is the first day of the month before a Member's Normal Retirement Date which he selects for the start of retirement benefits. This day shall be on or after the date the Member ceases to be an Employee and the date the following requirement(s) are met:

                  i)    [X] He is age 55.

                  ii)   [ ] He has ________ years of Vesting Service.

                  iii)  [ ] He is within ________ years of Normal Retirement
                        Date.

                  iv)   [X] He has been an Active Member 4 years.

            b)    [ ] Early retirement is not permitted.

      3) Section 5.03 permits an Employee to elect to start benefits after he ceases to be an Employee. The start of benefits is modified as follows:

            a) [ ] Benefit payments from that part of a Member's Vested Account resulting from our Contributions shall not begin before the Member retires, becomes Totally Disabled or dies. A small Vested Account may be paid earlier in a single sum. (See Plan Section 9.10.)

                  i) [ ] Such restriction shall not apply to that part of a Member's Vested Account resulting from Elective Deferral Contributions.

            b) [ ] The Member may elect to receive his Member Contributions in a single sum. Any other benefit payment under Plan Section
                  5.03 shall not begin before the Member has ceased to be an Employee for a period of time. Payment of a small Vested Account will also be delayed. (See Plan Section 9.10.) The period of time is

                  i)    [ ] ________ month(s).

                  ii)   [ ] ________ year(s).

1)   If selected, check (a) or (b).


--------------------------------------------------------------------------------

Y.    FORMS OF DISTRIBUTION

      1) [ ] A Member may not receive a single sum payment of that part of his Vested Account resulting from our Contributions

            a)    [ ] at any time.

            b)    [ ] before the Member retires or becomes Totally Disabled.

            A small Vested Account may be paid in a single sum. (See Plan
            Section 9.10.)

Z.       ADOPTING EMPLOYERS

         Note: The Code requires minimum coverage requirements for retirement plans of Controlled Groups and Affiliated Service Groups. If you are a member of such a group, you may use this item to identify the other employers in the group whose Employees may become Members. If an employer listed below does not evidence the establishment of the separate plan or the agreement to participate in writing, you and the other Adopting Employers must contribute on behalf of its Employees who are Active Members.

         Affiliated firms which are not a part of a Controlled Group or Affiliated Service Group may also become Adopting Employers.

         1)       Separate Plans or Single Plan.

                  a) Separate Plans. Adopting Employers may establish a separate plan for the exclusive benefit of their Employees. The establishment of an Adopting Employer's separate plan shall be evidenced in writing according to the provisions of Plan Section 2.03.

                           i) [ ] All of the Adopting Employers listed below establish a separate plan.

                           ii) [ ] The Adopting Employers listed in ____________ below establish a separate plan.

                  b) Single Plan. Adopting Employers may participate with us in a single plan. An Adopting Employer's agreement to participate in this Plan shall be evidenced in writing according to the provisions of Plan Section 2.04.

                           i) [ ] All of the Adopting Employers listed below participate with us in a single plan.

                           ii) [ ] The Adopting Employers listed in _______________ below participate with us in a single plan.

         2)       The Adopting Employers are:

                  a)       Name:
                                ------------------------------------------------

                           Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------


                           Phone No.:
                                     ---------------------------

                           EIN No. (If Separate Plans):
                                                       -------------------

                           Plan No. (If Separate Plans):
                                                        ------------------

                           Date of Adoption or Participation:            ,
                                                             ------------  -----

                           Fiscal Year End:                Executed:     ,
                                           ---------------          -----  -----
                                           (month and day)

                                             By
                                               ---------------------------------
                                                          (signature)

                                             -----------------------------------
                                                            (title)

                  b)       Name:
                                ------------------------------------------------

                           Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------


                           Phone No.:
                                     ---------------------------

                           EIN No. (If Separate Plans):
                                                       -------------------

                           Plan No. (If Separate Plans):
                                                        ------------------

                           Date of Adoption or Participation:            ,
                                                             ------------  -----

                           Fiscal Year End:                Executed:     ,
                                           ---------------          -----  -----
                                           (month and day)

                                             By
                                               ---------------------------------
                                                          (signature)

                                             -----------------------------------
                                                            (title)


                  c)       Name:
                                ------------------------------------------------

                           Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------


                           Phone No.:
                                     ---------------------------

                           EIN No. (If Separate Plans):
                                                       -------------------

                           Plan No. (If Separate Plans):
                                                        ------------------

                           Date of Adoption or Participation:            ,
                                                             ------------  -----

                           Fiscal Year End:                Executed:     ,
                                           ---------------          -----  -----
                                           (month and day)

                                             By
                                               ---------------------------------
                                                          (signature)

                                             -----------------------------------
                                                            (title)

                  d)       Name:
                                ------------------------------------------------

                           Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------


                           Phone No.:
                                     ---------------------------

                           EIN No. (If Separate Plans):
                                                       -------------------

                           Plan No. (If Separate Plans):
                                                        ------------------

                           Date of Adoption or Participation:            ,
                                                             ------------  -----

                           Fiscal Year End:                Executed:     ,
                                           ---------------          -----  -----
                                           (month and day)

                                             By
                                               ---------------------------------
                                                          (signature)

                                             -----------------------------------
                                                            (title)


                  e)       Name:
                                ------------------------------------------------

                           Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------


                           Phone No.:
                                     ---------------------------

                           EIN No. (If Separate Plans):
                                                       -------------------

                           Plan No. (If Separate Plans):
                                                        ------------------

                           Date of Adoption or Participation:            ,
                                                             ------------  -----

                           Fiscal Year End:                Executed:     ,
                                           ---------------          -----  -----
                                           (month and day)

                                             By
                                               ---------------------------------
                                                          (signature)

                                             -----------------------------------
                                                            (title)

                  f)       Name:
                                ------------------------------------------------

                           Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------


                           Phone No.:
                                     ---------------------------

                           EIN No. (If Separate Plans):
                                                       -------------------

                           Plan No. (If Separate Plans):
                                                        ------------------

                           Date of Adoption or Participation:            ,
                                                             ------------  -----

                           Fiscal Year End:                Executed:     ,
                                           ---------------          -----  -----
                                           (month and day)

                                             By
                                               ---------------------------------
                                                          (signature)

                                             -----------------------------------
                                                            (title)


                  g)       Name:
                                ------------------------------------------------

                           Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------


                           Phone No.:
                                     ---------------------------

                           EIN No. (If Separate Plans):
                                                       -------------------

                           Plan No. (If Separate Plans):
                                                        ------------------

                           Date of Adoption or Participation:            ,
                                                             ------------  -----

                           Fiscal Year End:                Executed:     ,
                                           ---------------          -----  -----
                                           (month and day)

                                             By
                                               ---------------------------------
                                                          (signature)

                                             -----------------------------------
                                                            (title)

                  h)       Name:
                                ------------------------------------------------

                           Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------


                           Phone No.:
                                     ---------------------------

                           EIN No. (If Separate Plans):
                                                       -------------------

                           Plan No. (If Separate Plans):
                                                        ------------------

                           Date of Adoption or Participation:            ,
                                                             ------------  -----

                           Fiscal Year End:                Executed:     ,
                                           ---------------          -----  -----
                                           (month and day)

                                             By
                                               ---------------------------------
                                                          (signature)

                                             -----------------------------------
                                                            (title)

         3)       These Adopting Employers had Prior Plans:

                                                                                        DATE PRIOR PLAN
                                        NAME                                            WAS ESTABLISHED
                  a)
                      ----------------------------------------    ---------------------------------------------------------

                  b)
                      ----------------------------------------    ---------------------------------------------------------

                  c)
                      ----------------------------------------    ---------------------------------------------------------

                  d)
                      ----------------------------------------    ---------------------------------------------------------

                  e)
                      ----------------------------------------    ---------------------------------------------------------

                  f)
                      ----------------------------------------    ---------------------------------------------------------

                  g)
                      ----------------------------------------    ---------------------------------------------------------

                  h)
                      ----------------------------------------    ---------------------------------------------------------

Note: If (1)(b)(i) or (ii) above is selected, the provisions of Plan Section
9.02 shall apply in the case of the merger of this Plan with any Prior Plan of an Adopting Employer participating with us in a single plan.

         4) These Adopting Employers have waived the following entry requirements for their Employees who are Eligible Employees on the date specified below. (Your selections in Item K(4) apply only to the primary Employer in item B.)

                                                                  AGE                 SERVICE
                                     NAME                     REQUIREMENT           REQUIREMENT               DATE
                  a)                                              [ ]                  [ ]         ---------------------------------
                      ---------------------------------

                  b)                                              [ ]                  [ ]         ---------------------------------
                      ---------------------------------

                  c)                                              [ ]                  [ ]         ---------------------------------
                      ---------------------------------

                  d)                                              [ ]                  [ ]         ---------------------------------
                      ---------------------------------

                  e)                                              [ ]                  [ ]         ---------------------------------
                      ---------------------------------

                  f)                                              [ ]                  [ ]         ---------------------------------
                      ---------------------------------

                  g)                                              [ ]                  [ ]         ---------------------------------
                      ---------------------------------

                  h)                                              [ ]                  [ ]         ---------------------------------
                      ---------------------------------

By executing this Adoption Agreement, we, the Employer, adopt "The Principal Financial Group Prototype for Savings Plans" for the exclusive benefit of our employees. Our selections and specifications contained in this Adoption Agreement and the terms, provisions and conditions provided in The Principal Financial Group Prototype Basic Savings Plan constitute our PLAN. No other basic plan may be used with this Adoption Agreement.

It is understood that Principal Life Insurance Company is not a party to our Plan and shall not be responsible for any tax or legal aspects of our Plan. We assume responsibility for these matters. We acknowledge that we have counseled, to the extent necessary, with selected legal and tax advisors. The obligations of Principal Life Insurance Company shall be governed solely by the provisions of its contracts and policies. Principal Life Insurance Company shall not be required to look into any action taken by the Plan Administrator, Named Fiduciary, Trustee or us and shall be fully protected in taking, permitting or omitting any action on the basis of our actions. Principal Life Insurance Company shall incur no liability or responsibility for carrying out actions as directed by the Plan Administrator, Named Fiduciary, Trustee or us.

         This Plan is an important legal document. It may not fit your situation. You will want to consult with your lawyer on whether it does or not and on its tax and legal implications, for which neither Principal Life Insurance Company nor its agents can assume responsibility.

         Failure to properly fill out this Adoption Agreement may result in disqualification of this Plan. Principal Life Insurance Company will inform you of any amendments made to the Plan or of the abandonment of the Plan. The address of Principal Life Insurance Company is 711 High Street, Des Moines, Iowa 50392-0001. When you first adopt the prototype, The Principal will assign a contact person and give you a toll-free number. If you have not been assigned a contact person, call 1-800-543-4015, Extension 75397, for assistance.

         The opinion letter issued by the National Office of the Internal Revenue Service applies to the prototype form. You may not rely on it as evidence that your Plan is qualified under Code Section 401. In order to obtain reliance with respect to the qualification of your plan, you must apply to your Key District Office for a determination letter.

                            (Complete in black ink.)

                  This Adoption Agreement is executed    June 9     ,   2000  .
                                                     ---------------  --------
                                                     (month and day)

                                    FOR THE EMPLOYER


                                    By          /s/ R J Knittel
                                    --------------------------------------------
                                                  (signature)

                                      Vice President & Chief Financial Officer
                                    --------------------------------------------
                                                    (title)



                                    [ ] By my signature above, I hereby execute this Adoption Agreement on behalf of each Adopting Employer identified in Item Z.

FOR THE TRUSTEE                                                  FOR THE TRUSTEE

By   /s/ R J Knittel                                             By   /s/ Miriam Watson
     -----------------------------------------------------            --------------------------------------
                        (signature)                                                      (signature)
     Title:  Vice President & Chief Financial Officer                 Title:  Human Resources Manager
             ---------------------------------------------                    ------------------------------

     Address:  2381 Bering Drive                                      Address:  2381 Bering Drive
               -------------------------------------------                      ----------------------------

     San Jose, CA 95131-1125                                          San Jose, CA 95131-1125
     -----------------------------------------------------            --------------------------------------


     -----------------------------------------------------            --------------------------------------


FOR THE TRUSTEE                                                  FOR THE TRUSTEE
By   /s/ M J Visneski                                            By
     -----------------------------------------------------            --------------------------------------
                        (signature)                                                      (signature)
     Title:  Corporate Controller                                     Title:
             ---------------------------------------------                    ------------------------------

     Address:  2381 Bering Drive                                      Address:
               -------------------------------------------                      ----------------------------

     San Jose, CA 95131-1125
     -----------------------------------------------------            --------------------------------------


     -----------------------------------------------------            --------------------------------------


FOR THE TRUSTEE                                                  FOR THE TRUSTEE
By                                                               By
     -----------------------------------------------------            --------------------------------------
                        (signature)                                                      (signature)
     Title:                                                           Title:
             ---------------------------------------------                    ------------------------------

     Address:                                                         Address:
               -------------------------------------------                      ----------------------------


     -----------------------------------------------------            --------------------------------------


     -----------------------------------------------------            --------------------------------------

Acknowledgement by the Named Fiduciary (if other than the Employer or Trustee).

                       By
                         ---------------------------------
                                   (signature)




                         Annuity Contract No.: GA
                                                 ------------------------------

Item R(3)(b) The method used to limit Annual Additions to the Maximum Permissible Amount:








Item R(4) The method used to satisfy the 1.0 limitation of Code Section 415:

Item R(9) The method used to meet the minimum contribution and allocation requirements in Years when this is a Top-heavy Plan:

                                                                  PRINCIPAL LIFE
                                                               INSURANCE COMPANY
                                                     DES MOINES, LOWA 50392-0001

              UNILATERAL AMENDMENT - MODEL AMENDMENT TO COMPLY WITH
          SECTION 401(a)(17) OF THE INTERNAL REVENUE CODE AS AMENDED BY
                  THE OMNIBUS BUDGET RECONCILIATION ACT OF 1993

Principal Mutual Life Insurance Company hereby amends, effective as of the first day of January 1, 1994, the following prototype plans and by such amendment, amends each retirement plan set forth on any such prototype by an adopting employer:

THE PRINCIPAL FINANCIAL GROUP PROTOTYPE FOR:

Profit Sharing Plans - Plus                 Letter Serial No.: D347613B      Plan No.: 003     Basic Plan No.: 01
Profit Sharing Plans - Standardized         Letter Serial No.: D247614B      Plan No.: 004     Basic Plan No.: 01
Savings Plans - Plus                        Letter Serial No.: D347609B      Plan No.: 001     Basic Plan No.: 03
Savings Plans - Standardized                Letter Serial No.: D247610B      Plan No.: 002     Basic Plan No.: 03
Money Purchase Plans - Plus                 Letter Serial No.: D347611B      Plan No.: 001     Basic Plan No.: 01
Money Purchase Plans - Standardized         Letter Serial No.: D247612B      Plan No.: 002     Basic Plan No.: 01
Target Plans - Plus                         Letter Serial No.: D360921A      Plan No.: 005     Basic Plan No.: 01
Target Plans - Standardized                 Letter Serial No.: D260922A      Plan No.: 006     Basic Plan No.: 01

ARTICLE I: The following is added to the definition of PAY:

In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual pay of each employee taken into account under the plan shall not exceed the OBRA `93 annual pay limit. The OBRA '93 annual pay limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which pay is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual pay limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA `93 annual pay limit set forth in this provision.

If pay for any prior determination period is taken into account in determining an employee's benefits accruing In the current plan year, the pay for that prior determination period is subject to the OBRA `93 annual pay limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA `93 annual pay limit is $150,000.

Executed by PRINCIPAL MUTUAL LIFE INSURANCE COMPANY on

               April 8             , 1994 by
-----------------------------------

         /s/ Roger Jacobsen
-----------------------------------

              UNILATERAL AMENDMENT - MODEL AMENDMENT TO COMPLY WITH
                 SECTION 401(A)(31) OF THE INTERNAL REVENUE CODE
          AS ADDED BY THE UNEMPLOYMENT COMPENSATION AMENDMENTS OF 1992

Principal Mutual Life Insurance Company hereby amends, effective as of January 1, 1993, the following prototype plans and by such amendment, amends each retirement plan set forth on any such prototype by an adopting employer:

The Principal Financial Group Prototype for:

Profit Sharing Plans - Plus                      Letter Serial No.: D347613B      Plan No.: 003    Basic Plan No.: 01
Profit Sharing Plans - Standardized              Letter Serial No.: D247614B      Plan No.: 004    Basic Plan No.: 01
Savings Plans - Plus                             Letter Serial No.: D347609B      Plan No.: 001    Basic Plan No.: 03
Savings Plans - Standardized                     Letter Serial No.: D247610B      Plan No.: 002    Basic Plan No.: 03
Money Purchase Plans - Plus                      Letter Serial No.: D347611B      Plan No.: 001    Basic Plan No.: 01
Money Purchase Plans - Standardized              Letter Serial No.: D247612B      Plan No.: 002    Basic Plan No.: 01
Target Plans - Plus                              Letter Serial No.: D360921A      Plan No.: 005    Basic Plan No.: 01
Target Plans - Standardized                      Letter Serial No.: D260922A      Plan No.: 006    Basic Plan No.: 01
Defined Benefit Plans - Nonintegrated            Letter Serial No.: D359699A      Plan No.: 002    Basic Plan No.: 02
Defined Benefit Plans - Integrated               Letter Serial No.: D359698A      Plan No.: 001    Basic Plan No.: 02


ARTICLE I: The following words and phrases are added to the DEFINITIONS section of Article I:

Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

Distributee: A Distributee includes an Employee or former Employee. In addition, the Employees' or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

Eligible Retirement Plan: Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

ARTICLE IX: The following section is added as SECTION 9.01A - DIRECT ROLLOVERS:

This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, specified by the Distributee in a Direct Rollover.


Executed by PRINCIPAL MUTUAL LIFE INSURANCE

COMPANY on      January 11    , 1993 by
           -------------------



                               /s/ Owen M. Westman
                  --------------------------------------------
                                     Officer

ADDENDUM TO: SYNAPTICS, INC. 401(k) SAVINGS PLAN

GA 4-43003

The following benefits were included in your prior plan and are being removed as of the amendment/restatement date. According to Section 411(d)(6) of the Internal Revenue Code benefits listed below shall be available to all member account balances accrued prior to this date. This addendum is for informational purposes only and not a part of the plan document.

        PROTECTED BENEFIT           PRIOR PLAN EFFECTIVE DATE             PRIOR PLAN                     AMENDMENT/RESTATEMENT
                                                                    ARTICLE; SECTION; PAGE                   EFFECTIVE DATE
        -----------------           -------------------------       ----------------------               ---------------------
Normal Retirement is the DATE                7-1-91                   Adoption Agreement                         7-1-00
member attains normal retirement
age                                                                 Article V, Sec 5.01b,
                                                                             pg14


Payout in Installments                       7-1-91                          Plan                                7-1-00

                                                                     Article VI, sec 6.02


In Kind distributions- ability to            7-1-91                          Plan                                7-1-00
distribute retirement funds in a
manner other than cash                                               Article VI, sec 6.03


Immediate payout of QDROs                    7-1-91                          Plan                                7-1-00

                                                                     Article VI, sec 6.07